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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                  _______________________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                  _______________________________________

                              August 25, 1995
              Date of Report (Date of earliest event reported)


                        FOURTH FINANCIAL CORPORATION
           (Exact name of registrant as specified in its charter)



               KANSAS                   0-4170                48-0761683
(State or other jurisdiction          (Commission           (IRS Employer
          of incorporation)          File Number)         Identification No.)



         100 NORTH BROADWAY
          WICHITA, KANSAS                                       67202
(Address of principal executive offices)                     (Zip Code)

                               (316) 261-4444
            (Registrant's telephone number, including area code)

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Items 1-4.  Not Applicable.

Item 5.     Other Events.

            (a)  On August 25, 1995, Fourth Financial Corporation (the

"Company"), a Kansas corporation, Boatmen's Bancshares, Inc. ("Boatmen's"),

a Missouri corporation, and Acquisition Sub, Inc. ("Aquisition Sub"), a

Kansas corporation and a wholly-owned subsidiary of Boatmen's, entered into an Agreement and Plan of Merger, dated as of August 25, 1995 (the "Merger

Agreement").  The Merger Agreement contemplates the merger of the Company with and into Acquisition Sub (the "Merger"), subject to the affirmative vote of a majority of all of the outstanding voting shares of the Company and Boatmen's.

            Pursuant to the Merger Agreement, (i) each outstanding share of the Company's Common Stock, par value $5.00 per share (the "Company Common

Stock"), will be converted into the right to receive one (1) share of

Boatmen's Common Stock, par value $1.00 per share (the "Boatmen's Common

Stock"), and (ii) each outstanding share of the Company's Class A 7%

Cumulative Convertible Preferred Stock, par value $100 per share, liquidation preference $400 per share (the "Company Preferred") will be converted into the right to receive one share of Boatmen's 7% Cumulative Convertible

Preferred Stock, par value $100 per share, liquidation preference $400 per share, having substantially the same rights and preferences as the Company

Preferred.

            The foregoing description is qualified in its entirety by

reference to the Merger Agreement, which is attached hereto as Exhibit 2 and is incorporated herein by reference.  All capitalized terms used but not defined in this paragraph (a) shall have the meanings ascribed to such terms in the Merger Agreement.

            (b)  On August 26, 1995, the Company and Boatmen's entered into a Stock Option Agreement (the "Option Agreement") providing Boatmen's with the right to purchase 5,500,000 shares of the Company Common Stock at a price of $33.50 per share.
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            The foregoing summary is qualified in its entirety by reference to the Option Agreement, a copy of which is attached hereto as Exhibit

99(a) and is incorporated by reference herein.  Capitalized terms not defined in this paragraph (b) shall have the meanings ascribed to such terms in the Option Agreement.

Item 6.  Not Applicable.

Item 7.  Financial Statements
          Pro Forma Financial Information and Exhibits.

      (a)-(b) Not Applicable.

      (c) Exhibits Required by Item 601 of Regulation S-K

            2 Merger Agreement among Fourth Financial Corporation, Boatmen's Bancshares, Inc., and Acquisition Sub, Inc., dated as of August 25, 1995.

            99(a) Stock Option Agreement, dated as of August 26, 1995 between Fourth Financial Corporation and Boatmen's Bancshares, Inc.

            99(b) Press release issued by Fourth Financial Corporation on August 25, 1995.

Item 8.  Not Applicable.
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                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FOURTH FINANCIAL CORPORATION


Dated: August 29, 1995             By: /s/ William J. Rainey
                                       Name: William J. Rainey
                                       Title: Executive Vice President,
                                              Secretary and General Counsel